UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2005

SLM STUDENT LOAN TRUST 2003-1

(Exact name of registrant as specified in its charter)

Delaware	File No. 333-97247	52-2013874
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12061 Bluemont Way, Reston, Virginia		20190
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (703) 810-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                         Other Events

On June 15, 2005, the SLM Student Loan Trust 2003-1 Class A-5A Reset Rate Notes were successfully remarketed.  The terms of the remarketing are attached as an exhibit to this current report.

Item 9.01	Financial Statements, Pro Forma Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired:

Not Applicable.

(b)	Pro Forma Financial Information:

Not Applicable.

(c)	Exhibits:

	99.1	Table showing SLM Student Loan Trust 2003-1 Remarketing Terms Summary.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Trust has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM STUDENT LOAN TRUST 2003-1 BY: SALLIE MAE, INC., in its capacity as administrator of the Trust

	By:	/s/ J. LANCE FRANKE
	Name:	J. Lance Franke
Dated: June 24, 2005	Title:	Senior Vice President, Finance

SLM STUDENT LOAN TRUST 2003-1

Form 8-K

CURRENT REPORT

EXHIBIT INDEX

Exhibit Number	Description

99.1	Tables showing SLM Student Loan Trust 2003-1 Remarketing Terms Summary